REGISTRATION RIGHTS AGREEMENT

This  Registration  Rights  Agreement  (this  “Agreement”)  is  made  and  entered  into

as   of   May   6,   2019,   between   Parallax   Health   Sciences,   a   Nevada   corporation   (the

“Company”),  and  each  of  the  several  purchasers  signatory  hereto  (each  such  purchaser,  a

“Purchaser” and, collectively, the “Purchasers”).

This  Agreement  is  made  pursuant  to  the  Securities  Purchase  Agreement,  dated

as   of   the   date   hereof,   between   the   Company   and   each   Purchaser   (the   “Purchase

Agreement”).

The Company and each Purchaser hereby agrees as follows:

1.

Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the  Purchase  Agreement  shall  have  the  meanings  given  such  terms  in  the  Purchase

Agreement.  As  used  in  this  Agreement,  the  following  terms  shall  have  the  following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness   Date”   means,   with   respect   to   the   Initial   Registration

Statement  required  to  be  filed  hereunder,  the  90th  calendar  day  following  the  date hereof  and  with  respect  to  any  additional  Registration  Statemen ts  which  may  be required  pursuant  to  Section  2(c)  or  Section  3(c),  the  60th  calendar  day  following the  date  on  which  an  additional  Registration  Statement  is  required  to  be  filed hereunder;  provided,  however,  that  in  the  event  the  Company  is  notified  by  the

Commission  that  one  or  more  of  the  above  Registration  Statements  will  not  be

reviewed   or   is   no   longer   subject   to   further   review   and   comments,   the

Effectiveness  Date  as  to  such  Registration  Statement  shall  be  the  fifth  Trading

Day following the date on which the Company is so notified if such date precedes the  dates  otherwise  required  above,  provided,  further,  if  such  Effectiveness  Date falls  on  a  day  that  is  not  a  Trading  Day,  then  the  Effectiveness  Date  shall  be  the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing  Date”  means,  with  respect  to  the  Initial  Registration  Statement required  hereunder,  the  60th  calendar  day  following  the  date  hereof  and,  with respect  to any  additional  Registration  Statements  which  may  be required pursuant to  Section  2(c)  or  Section  3(c),  the  earliest  practical  date  on  which  the  Company is  permitted  by  SEC  Guidance  to  file  such  additional  Registration  Statement related to the Registrable Securities.

“Holder”  or  “Holders”  means  the  holder  or  holders,  as  the  case  may  be,

from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial  Registration  Statement”  means  the  initial  Registration  Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus”  means  the  prospectus  included  in  a  Registration  Statement

(including,   without   limitation,   a   prospectus   that   includes   any   information

previously  omitted  from  a  prospectus  filed  as  part  of  an  effective  registration statement  in  reliance  upon  Rule  430A  promulgated  by  the  Commission  pursuant

to   the   Securities   Act),   as   amended   or   supplemented   by   any   prospectus

supplement,   with   respect   to  the  terms   of   the   offering   of   any   portion  of  the

Registrable   Securities   covered   by   a   Registration   Statement,   and   all   other

amendments    and    supplements    to    the    Prospectus,    including    post-effective

amendments,   and   all   material   incorporated   by   reference   or   deemed   to   be

incorporated by reference in such Prospectus.

“Registrable  Securities”  means,  as  of  any  date  of  determination,  (a)  all

Shares,  (b)  all  Warrant  Shares  then  issued  and  issuable  upon  exercise  of  the

Warrants (assuming on such date the Warrants are exercised in full without regard to  any  exercise  limitations  therein),  (c)  any  additional  shares  of  Common  Stock issued  and  issuable  in  connection  with  any  anti-dilution  or  cashless  exercise provisions  in  the  Warrants  (in  each  case,  without  giving  effect  to  any  limitations on exercise set forth in the Warrants) and (d) any securities issued or then issuable

upon  any  stock  split,  dividend  or  other  distribution,    recapitalization  or  similar

event  with  respect  to  the  foregoing;  provided,  however,  that  any  such  Registrable

Securities  shall  cease  to  be  Registrable  Securities  (and  the  Company  shall  not  be

required   to   maintain   the   effectiveness   of   any,   or   file   another,   Registration

Statement   hereunder   with   respect   thereto)   for   so   long   as   (a)   a   Registration

Statement  with  respect  to  the  sale  of  such  Registrable  Securities  is  declared

effective   by   the   Commission   under   the   Securities   Act   and   such   Registrable

Securities  have  been  disposed  of  by  the  Holder  in  accordance  with  such  effective

Registration  Statement,  (b)  such  Registrable  Securities  have  been  previously  sold in  accordance  with  Rule  144,  or  (c)  such  securities  become  elig ible  for  resale

without   volume   or   manner-of-sale   restrictions   and   without   current   public

information  pursuant  to  Rule  144  as  set  forth  in  a  written  opinion  letter  to  such effect,  addressed,  delivered  and  acceptable  to  the  Transfer  Agent  and  the  affected

Holders  (assuming  that  such  securities  and  any  securities  issuable  upon  exercise,

conversion  or  exchange  of  which,  or  as  a  dividend  upon  which,  such  securities were issued or are issuable, were at no time held by any Affiliate of the Company,

and  all  Warrants  are  exercised  by  “cashless  exercise”  as  provided  in  Section  2(c)

of  each  of  the  Warrants),  as  reasonably  determined  by  the  Company,  upon  the advice of counsel to the Company.

“Registration  Statement”  means  any  registration  statement  required  to  be filed hereunder pursuant to Section 2(a) and any additional registration statements

contemplated   by   Section   2(c)   or   Section   3(c),   including   (in   each   case)   the

Prospectus,  amendments  and  supplements  to  any  such  registration  statement  or

Prospectus,  including  pre-  and  post-effective  amendments,  all  exhibits  thereto,

and   all   material   incorporated   by   reference   or   deemed   to   be   incorporated   by

reference in any such registration statement.

“Rule  415”  means  Rule  415  promulgated  by  the  Commission  pursuant  to the Securities Act, as such Rule may be amended or interpreted from time to time,

or  any  similar  rule  or  regulation  hereafter  adopted  by  the  Commission  having substantially the same purpose and effect as such Rule.

“Rule  424”  means  Rule  424  promulgated  by  the  Commission  pursuant  to the Securities Act, as such Rule may be amended or interpreted from time to time,

or  any  similar  rule  or  regulation  hereafter  adopted  by  the  Commission  having substantially the same purpose and effect as such Rule.

“Selling  Stockholder  Questionnaire”  shall  have  the  meaning  set  forth  in

Section 3(a).

“SEC  Guidance”  means (i)  any  publicly-available  written or oral guidance

of   the   Commission   staff,   or   any   comments,   requirements   or   requests   of   the

Commission staff and (ii) the Securities Act.

2.

Shelf Registration.

(a)

On or prior to each Filing Date, the Company shall prepare and file with  the  Commission  a  Registration  Statement  covering  the  resal e  of  all  of  the

Registrable  Securities  that  are  not  then  registered  on  an  effective  Registration

Statement  for  an  offering  to  be  made  on  a  continuous  basis  pursuant  to  Rule  415.

Each  Registration  Statement  filed  hereunder  shall  be  on  Form  S-3  (except  if  the

Company  is  not  then  eligible  to  register  for  resale  the  Registrable  Securities  on

Form  S-3,  in  which  case  such  registration  shall  be  on  another  appropriate  form  in accordance  herewith,  subject  to  the  provisions  of  Section  2(e))  and  shall  contain

(unless  otherwise  directed  by  at  least  85% in interest  of  the Holders)  substantially the  “Plan  of  Distribution”  attached  hereto  as  Annex  A  and  substantially  the

“Selling  Stockholder”  section  attached  hereto  as  Annex  B;  provided,  however,

that  no  Holder  shall  be  required  to  be  named  as  an  “underwriter”  without  such

Holder’s  express  prior  written  consent.   Subject  to  the  terms  of  this  Agreement,

the  Company  shall  use  its  best  efforts  to  cause  a  Registration  Statement  filed under  this  Agreement  (including,  without  limitation,  under  Section  3(c))  to  be declared  effective  under  the  Securities  Act  as  promptly  as  possible  after  the  filing thereof,  but in  any  event  no  later  than  the  applicable  Effectiveness  Date, and  shall use  its  best  efforts  to  keep  such  Registration  Statement  continuously  effective under  the  Securities  Act  until  the  date  that  all  Registrable  Securities  covered  by such  Registration  Statement  (i)  have  been  sold,  thereunder  or  pursuant  to  Rule

144, or (ii) may be sold without volume or  manner-of-sale restrictions pursuant to

Rule  144  and  without  the  requirement  for  the  Company  to  be  in  compliance  with the  current  public  information  requirement  under  Rule  144,  as  determined  by  the

counsel   to  the   Company   pursuant   to   a   written   opinion  letter   to  such   effect,

addressed  and  acceptable  to  the  Transfer  Agent  and  the  affected  Holders  (the

“Effectiveness  Period”).   The  Company  shall  telephonically  request  effectiveness of  a  Registration  Statement  as  of  5:00  p.m.  (New  York  City  time)  on  a  Trading

Day.    The  Company  shall  immediately  notify  the  Holders  via  facsimile  or  by  e-

mail  of  the  effectiveness  of  a  Registration  Statement  on  the  same  Trading  Day that  the  Company  telephonically  confirms  effectiveness  with  the  Commission,

which shall be the date requested for effectiveness of such Registration Statement.

The  Company  shall,  by  9:30  a.m.  (New  York  City  time)  on  the  Trading Day  after the  effective  date  of  such  Registration  Statement,  file  a  final  Prospectus  with  the

Commission  as  required  by  Rule  424.   Failure  to  so  notify  the  Holder  within  one

(1)  Trading  Day  of  such  notification  of  effectiveness  or  failur e  to  file  a  final

Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b)

Notwithstanding  the  registration  obligations  set  forth  in  Section

2(a),   if   the   Commission   informs   the   Company   that   all   of   the   Registrable

Securities  cannot,  as  a  result  of  the  application  of  Rule  415,  be  registered  for resale  as  a  secondary  offering  on  a  single  registration  statement,  the  Company agrees  to  promptly  inform  each  of  the  Holders  thereof  and  use  its  commercially reasonable  efforts  to  file  amendments  to  the  Initial  Registration  Statement  as

required   by   the   Commission,   covering   the   maximum   number   of   Registrable

Securities  permitted  to  be  registered  by  the  Commission,  on  Form  S-3  or  such other form available to register for resale the Registrable Securities as a secondary offering,  subject  to  the  provisions  of  Section  2(e);  with  respect  to  filing  on  Form

S-3  or  other  appropriate  form,  and  subject  to  the  provisions  of  Section  2(d)  with respect  to  the  payment  of  liquidated  damages;  provided,  however,  that  prior  to filing  such  amendment,  the  Company  shall  be  obligated  to  use  diligent  efforts  to

advocate   with   the   Commission   for   the   registration   of   all   of   the   Registrable

Securities  in  accordance  with  the  SEC  Guidance,  including  without  limitation,

Compliance and Disclosure Interpretation 612.09.

(c)

Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission

or   any   SEC   Guidance   sets   forth   a   limitation   on   the   number   of   Registrable

Securities  permitted  to  be  registered  on  a  particular  Registration  Statement  as  a secondary offering (and notwithstanding that the Company used diligent efforts to advocate  with  the  Commission  for  the  registration  of  all  or  a  greater  portion  of

Registrable  Securities),  unless  otherwise  directed  in  writing  by  a  Holder  as  to  its

Registrable  Securities,  the  number  of  Registrable  Securities  to  be  registered  on such Registration Statement will be reduced as follows:

a.    First,  the  Company  shall  reduce  or  eliminate  any  securities  to  be  included other than Registrable Securities;

b.   Second,  the  Company  shall  reduce  Registrable  Securities  represented  by

Warrant  Shares  (applied,  in  the  case  that  some  Warrant  Shares  may  be registered,  to  the  Holders  on  a  pro  rata  basis  based  on  the  total  number  of unregistered Warrant Shares held by such Holders); and

c.    Third,  the  Company  shall  reduce  Registrable  Securities  represented  by

Shares  (applied,  in  the  case  that  some  Shares  may  be  registered,  to  the

Holders  on  a  pro  rata  basis  based  on  the  total  number  of  unregistered

Shares held by such Holders).

In  the  event  of  a  cutback  hereunder,  the  Company  shall  give  the  Holder  at  least five  (5)  Trading  Days  prior  written  notice  along  with  the  calculations  as  to  such

Holder’s  allotment.    In  the  event  the  Company  amends  the  Initial  Registration

Statement  in  accordance  with  the  foregoing,  the  Company  will  use  its  best  efforts to  file  with  the  Commission,  as  promptly  as  allowed  by  Commission  or  SEC

Guidance  provided  to  the  Company  or  to  registrants  of  securities  in  general,  one or  more  registration  statements  on  Form  S-3  or  such  other  form  available  to register  for  resale  those  Registrable  Securities  that  were  not  registered  for  resale on the Initial Registration Statement, as amended.

(d)

If: (i) the Initial Registration Statement is not filed on or prior to its

Filing   Date   (if   the   Company   files   the   Initial   Registration   Statement   without

affording  the  Holders  the  opportunity  to  review  and  comment  on  the  same  as

required   by   Section   3(a)   herein,   the   Company   shall   be  deemed   to   have   not

satisfied  this  clause  (i)),  or  (ii)  the  Company  fails  to  file  with  the  Commission  a request  for  acceleration  of  a  Registration  Statement  in  accordance  with  Rule  461

promulgated   by   the   Commission   pursuant   to   the   Securities   Act,   within   five

Trading  Days  of  the  date  that  the  Company  is  notified  (orally  or  in  writing,

whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective

date   of   a   Registration   Statement,   the   Company   fails   to   file   a   pre-effective

amendment   and   otherwise   respond   in   writing   to   comments   made   by   the

Commission  in  respect  of  such  Registration  Statement  within  ten  (10)  calendar days  after  the  receipt  of  comments  by  or  notice  from  the  Commission  that  such amendment  is  required  in  order  for  such  Registration  Statement  to  be  declared

effective,   or   (iv)   a   Registration   Statement   registering   for   resale   all   of   the

Registrable   Securities   is   not   declared   effective   by   the   Commission   by   the

Effectiveness  Date  of  the  Initial  Registration  Statement,  or  (v)  after  the  effective date  of  a  Registration  Statement,  such  Registration  Statement  ceases  for  any reason to remain continuously effective as to all Registrable Securities included in such  Registration  Statement,  or  the  Holders  are  otherwise  not  permitted  to  utilize the  Prospectus  therein  to  resell  such Registrable Securities,  for  more  than  ten  (10)

consecutive calendar  days  or  more  than  an  aggregate  of  fifteen (15) calendar  days

(which  need  not  be  consecutive  calendar  days)  during  any  12-month  period  (any such failure or breach being referred to as an “Event”, and for purposes of clauses

(i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date  on  which  such  five  (5)  Trading  Day  period  is  exceeded,  and  for  purpose  of clause  (iii)  the  date  which  such  ten  (10)  calendar  day  period  is  exceeded,  and  for purpose  of  clause  (v)  the  date  on  which  such  ten  (10)  or  fifteen  (15)  calendar  day period,  as  applicable,  is  exceeded  being  referred  to  as  “Event  Date”),  then,  in addition  to  any  other  rights  the  Holders  may  have  hereunder  or  under  applicable law,  on  each  such  Event  Date  and  on  each  monthly  anniversary  of  each  such

Event  Date  (if  the  applicable  Event  shall  not  have  been  cured  by  such  date)  until the applicable Event is cured, the Company shall pay to each Holder an amount in cash,  as  partial  liquidated  damages  and  not  as  a  penalty,  equal  to  the  product  of

2.0%  multiplied  by  the  aggregate  Subscription  Amount  paid  by  such  Holder

pursuant  to  the  Purchase  Agreement.    If  the  Company  fails  to  pay  any  partial

liquidated damages pursuant to this Section in full within seven days after the date payable,  the  Company  will  pay  interest  thereon  at  a  rate  of  18%  per  annum  (or such lesser maximum amount that is permitted to be paid by applicable law) to the

Holder,  accruing  daily  from the  date  such  partial liquidated  damages  are  due  until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages  pursuant  to  the  terms  hereof  shall  apply  on  a  daily  pro  rata  basis  for  any portion of a month prior to the cure of an Event.

(e)

If  Form  S-3  is  not  available  for   the  registration  of  the  resale  of

Registrable  Securities  hereunder,  the  Company  shall  (i)  register  the  resale  of  the

Registrable  Securities  on  another  appropriate  form  and  (ii)  undertake  to  register the Registrable Securities on Form S-3 as soon as such form is available, provided that  the  Company  shall  maintain  the  effectiveness  of  the  Registration  Statement then  in  effect  until  such  time  as  a  Registration  Statement  on  Form  S-3  covering the Registrable Securities has been declared effective by the Commission.

(f)

Notwithstanding  anything  to  the  contrary  contained  herein,  in  no event  shall  the  Company  be  permitted  to  name  any  Holder  or  affiliate  of a  Holder as any Underwriter without the prior written consent of such Holder.

3.

Registration Procedures.

In   connection   with   the   Company’s   registration   obligations   hereunder,   the

Company shall:

(a)

Not  less  than  five  (5)  Trading  Days  prior  to  the  filing  of  each

Registration Statement and not less than one (1) Trading Day prior to the filing of any  related  Prospectus  or  any  amendment  or  supplement  thereto  (including  any document  that  would  be  incorporated  or  deemed  to  be  incorporated  therein  by

reference),   the   Company   shall   (i)  furnish   to   each   Holder   copies  of  all   such

documents  proposed  to  be  filed,  which  documents  (other  than  those  incorporated or  deemed  to  be  incorporated  by  reference)  will  be  subject  to  the  review  of  such

Holders,   and   (ii)   cause   its   officers   and   directors,   counsel   and   independent

registered public accountants to respond to such inquiries as shall be necessary, in

the   reasonable   opinion   of   respective   counsel   to   each   Holder,   to   conduct   a

reasonable  investigation  within  the  meaning  of  the  Securities  Act.  The  Company shall  not  file  a  Registration  Statement  or  any  such  Prospectus  or  any  amendments or  supplements  thereto  to  which  the  Holders  of  a  majority  of  the  Registrable

Securities  shall  reasonably  object  in  good  faith,  provided  that,  the  Company  is notified  of  such  objection  in  writing  no  later  than  five  (5)  Trading  Days  after  the

Holders  have  been  so  furnished  copies  of  a  Registration  Statement  or  one  (1)

Trading  Day  after  the  Holders  have  been  so  furnished  copies  of  any  related

Prospectus  or  amendments  or  supplements  thereto.  Each  Holder  agrees  to  furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two  (2)  Trading  Days  prior  to  the  Filing  Date  or  by  the  end  of  the  fourth  (4th)

Trading  Day  following  the  date  on  which  such  Holder  receives  draft  materials  in accordance with this Section.

(b)

(i)   Prepare   and   file   with   the   Commission   such   amendments,

including   post-effective   amendments,   to   a   Registration   Statement   and   the

Prospectus   used   in   connection   therewith   as   may   be   necessary   to   keep   a

Registration  Statement  continuously  effective  as  to  the  applicable  Registrable

Securities  for  the  Effectiveness  Period  and  prepare  and  file  with  the  Commission such  additional  Registration  Statements  in  order  to  register  for  resale  under  the

Securities  Act  all  of the  Registrable Securities,  (ii)  cause the related  Prospectus  to be  amended  or  supplemented  by  any  required  Prospectus  supplement  (subject  to the  terms  of  this  Agreement),  and,  as  so  supplemented  or  amended,  to  be  filed pursuant  to  Rule  424,  (iii)  respond  as  promptly  as  reasonably  possible  to  any comments received from the Commission with respect to a Registration Statement or  any  amendment  thereto  and  provide  as  promptly  as  reasonably  possible  to  the

Holders   true   and   complete   copies   of   all   correspondence   from   and     to   the

Commission  relating  to  a  Registration  Statement  (provided  that,  the  Company shall  excise  any  information  contained  therein  which  would  constitute  material non-public  information  regarding  the  Company  or  any  of  its  Subsidiaries),  and

(iv) comply in all material respects with the applicable provisions of the Securities

Act  and  the  Exchange  Act  with  respect  to  the  disposition  of  all  Registrable

Securities  covered  by  a  Registration  Statement  during  the  applicable  period  in accordance  (subject  to  the  terms  of  this  Agreement)  with  the  intended  methods  of disposition  by  the  Holders  thereof  set  forth  in  such  Registration  Statement  as  so amended or in such Prospectus as so supplemented.

(c)

If   during   the   Effectiveness   Period,   the   number   of   Registrable

Securities  at  any  time  exceeds  100%  of  the  number  of  shares  of  Common  Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably  practicable,  but  in  any  case  prior  to  the  applicable  Filing  Date,  an additional  Registration  Statement  covering  the  resale  by  the  Holders  of  not  less than the number of such Registrable Securities.

(d)

Notify  the  Holders  of  Registrable  Securities  to  be  sold  (which notice  shall,  pursuant  to  clauses  (iii)  through  (vi)  hereof,  be  accompanied  by  an instruction  to  suspend  the  use  of  the  Prospectus  until  the  requisite  changes  have been  made)  as  promptly  as  reasonably  possible  (and,  in  the  case  of  (i)(A)  below,

not  less  than  one  (1)  Trading  Day  prior  to  such  filing)  and  (if  requested  by  any such  Person)  confirm  such  notice  in  writing  no  later  than  one  (1)  Trading  Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-

effective amendment to a Registration Statement is proposed to be filed, (B) when the  Commission  notifies  the  Company  whether  there  will  be  a  “review”  of  such

Registration  Statement  and  whenever  the  Commission  comments  in  writing  on such  Registration  Statement,  and  (C)  with  respect  to  a  Registration  Statement  or any  post-effective  amendment,  when  the  same  has  become  effective,  (ii)  of  any request  by  the  Commission  or  any  other  federal  or  state  governmental  authority for  amendments  or  supplements  to  a  Registration  Statement  or  Prospectus  or  for

additional  information,  (iii)  of  the  issuance  by  the  Commission  or  any  other

federal   or   state   governmental   authority   of   any   stop   order   suspending   the

effectiveness  of  a  Registration  Statement  covering  any  or  all  of  the  Registrable

Securities  or  the  initiation  of  any  Proceedings  for  that  purpose,  (iv)  of  the  receipt

by   the   Company   of   any   notification   with   respect   to   the   suspension   of   the

qualification  or  exemption  from  qualification  of  any  of  the  Registrable  Securities for  sale  in  any  jurisdiction,  or  the  initiation  or  threatening  of  any  Proceeding  for such purpose, (v) of the occurrence of any event or passage of time that makes the financial  statements  included  in  a  Registration  Statement  ineligible  for  inclusion therein  or  any  statement  made  in  a  Registration  Statement  or  Prospectus  or  any

document  incorporated  or  deemed  to  be  incorporated  therein  by  reference  untrue in  any  material  respect  or  that  requires  any  revisions  to  a  Registration  Statement,

Prospectus  or  other  documents  so  that,  in  the  case  of  a  Registration  Statement  or the  Prospectus,  as  the  case  may  be,  it  will  not  contain  any  untrue  statement  of  a material  fact  or  omit  to  state  any  material  fact  required  to  be  stated  therein  or necessary  to  make  the  statements  therein,  in  light  of  the  circumstances  under which  they  were  made,  not  misleading,  and  (vi)  of  the  occurrence  or  existence  of

any   pending   corporate   development   with   respect   to   the   Company   that   the

Company   believes   may   be   material   and   that,   in   the   determination     of   the

Company,  makes  it  not  in  the  best  interest  of  the  Company  to  allow  continued

availability  of  a  Registration  Statement  or  Prospectus;  provided,  however,  that  in no  event  shall  any  such  notice  contain  any  information  which  would  constitute

material,    non-public    information    regarding    the    Company    or    any    of    its

Subsidiaries.

(e)

Use its best efforts to avoid the issuance of, or, if issued, obtain the

withdrawal   of   (i)   any   order   stopping   or   suspending   the   effectiveness   of   a

Registration  Statement,  or  (ii)  any  suspension  of  the  qualification  (or  exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction,

at the earliest practicable moment.

(f)

Furnish  to  each  Holder,  without  charge,  at  least  one  conformed copy  of  each  such  Registration  Statement  and  each  amendment  thereto,  including financial  statements  and  schedules,  all  documents  incorporated  or  deemed  to  be incorporated  therein  by  reference  to  the  extent  requested  by  such  Person,  and  all

exhibits   to   the   extent   requested   by   such   Person   (including   those   previously

furnished   or   incorporated   by   refe  rence)   promptly   after   the   filing   of   such

documents  with  the  Commission,  provided  that  any  such  item  which  is  available on  the  EDGAR  system  (or  successor  thereto)  need  not  be  furnished  in  physical form.

(g)

Subject   to   the   terms   of   this   Agreement,   the   Company   hereby

consents to the use of such Prospectus and each amendment or supplement thereto by  each  of  the  selling  Holders  in  connection  with  the  offering  and  sale  of  the

Registrable   Securities   covered   by   such   Prospectus   and   any   amendment   or

supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h)

Prior  to  any  resale  of  Registrable  Securities  by  a  Holder,  use  its

commercially reasonable efforts to register or qualify or cooperate with the selling

Holders  in  connection  with  the  registration  or  qualification  (or  exemption  from the  Registration  or  qualification)  of  such  Registrable  Securities  for  the  resale  by the  Holder  under  the  securities  or  Blue  Sky  laws  of  such  jurisdictions  within  the

United   States   as   any   Holder   reasonably   requests   in   writing,   to   keep   each

registration   or   qualification   (or   exemption   therefrom)   effective   during   the

Effectiveness   Period   and   to   do   any   and   all   other   acts   or   things   reasonably

necessary   to   enable   the   disposition   in   such   jurisdictions   of   the   Registrable

Securities  covered  by  each  Registration  Statement,  provided  that  the  Company shall  not  be  required  to  qualify  generally  to  do  business  in  any  jurisdiction  where it  is  not  then  so  qualified,  subject  the  Company  to  any  material  tax  in  any  such jurisdiction  where  it  is  not  then  so  subject  or  file  a  general  consent  to  service  of process in any such jurisdiction.

(i)

If  requested  by  a  Holder,  cooperate  with  such  Holder  to  facilitate

the   timely   preparation   and   delivery   of   certificates   representing   Registrable

Securities  to  be  delivered  to  a  transferee  pursuant  to  a  Registration  Statement,

which   certificates   shall   be   free,   to   the   extent   permitted   by   the   Purchase

Agreement,  of  all  restrictive  legends,  and  to  enable  such  Registrable  Securities  to be  in  such  denominations  and  registered  in  such  names  as  any  such  Holder  may request.

(j)

Upon the occurrence of any event contemplated by Section 3(d), as promptly  as  reasonably  possible  under  the  circumstances  taking  into  account  the

Company’s  good  faith  assessment  of  any  adverse  consequences  to  the  Company

and   its   stockholders   of   the   premature   disclosure   of   such   event,    prepare   a

supplement    or    amendment,    including    a    post-effective    amendment,    to    a

Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other

required   document   so   that,   as   thereafter   delivered,   neither   a   Registration

Statement  nor  such  Prospectus  will  contain  an  untrue  statement  of  a  material  fact or  omit  to  state  a  material  fact  required  to  be  stated  therein or  necessary  to  make the  statements  therein,  in  light  of  the  circumstances  under  which  they  were  made,

not  misleading.   If  the  Company  notifies  the  Holders  in  accordance  with  clauses

(iii)  through  (vi)  of  Section  3(d)  above  to  suspend  the  use  of  any  Prospectus  until the  requisite  changes  to  such  Prospectus  have  been  made,  then  the  Holders  shall

suspend  use  of  such  Prospectus.   The  Company  will  use  its  best  efforts  to  ensure

that  the  use  of  the  Prospectus  may  be  resumed  as  promptly  as  is  practicable.   The

Company  shall  be  entitled  to  exercise  its  right  under  this  Section  3(j)  to  suspend the availability of a Registration Statement and Prospectus, subject to the payment of  partial  liquidated  damages  otherwise  required  pursuant  to  Section  2(d),  for  a period  not  to  exceed  60  calendar  days  (which  need  not  be  consecutive  days)  in any 12-month period.

(k)

Otherwise  use  commercially  reasonable  efforts  to  comply  with  all applicable  rules  and  regulations  of  the  Commission  under  the  Securities  Act  and the  Exchange  Act,  including,  without  limitation,  Rule  172  under  the  Securities

Act,  file  any  final  Prospectus,  including  any  supplement  or  amendment  thereof,

with  the  Commission  pursuant  to  Rule  424  under  the  Securities  Act,  promptly inform  the  Holders  in  writing  if,  at  any  time  during  the  Effectiveness  Period,  the

Company  does  not  satisfy  the  conditions  specified  in  Rule  172  and,  as  a  result thereof,  the  Holders  are  required  to  deliver  a  Prospectus  in  connection  with  any

disposition   of   Registrable   Securities   and   take   such   other   actions   as   may   be

reasonably  necessary  to  facilitate  the  registration  of  the  Registrable  Securities hereunder.

(l)

The  Company  shall  use  its  best  efforts  to  maintain  eligibility  for use  of  Form  S-3  (or  any  successor  form  thereto)  for  the  registration  of  the  resale of Registrable Securities.

(m)

The  Company  may  require  each  selling  Holder  to  furnish  to  the

Company  a  certified  statement  as  to  the  number  of  shares  of  Common  Stock beneficially  owned  by  such  Holder  and,  if  required  by  the  Commission,  the natural  persons  thereof  that  have  voting  and  dispositive  control  over  the  shares.

During  any  periods  that  the  Company  is  unable  to  meet  its  obligations  hereunder with  respect  to  the  registration  of  the  Registrable  Securities  solely  because  any

Holder   fails   to   furnish   such   information   within   three   Trading   Days   of   the

Company’s  request,  any  liquidated  damages  that  are  accruing  at  such  time  as  to such  Holder  only  shall  be  tolled  and  any  Event  that  may  otherwi se  occur  solely because  of  such  delay  shall  be  suspended  as  to  such  Holder  only,  until  such information is delivered to the Company.

4.

Registration  Expenses.  All  fees  and  expenses  incident  to  the  performance of  or  compliance  with,  this  Agreement  by  the  Company  shall  be  borne  by  the  Company whether  or  not  any  Registrable  Securities  are  sold  pursuant  to  a  Registration  Statement.

The   fees   and   expenses   referred   to   in   the   foregoing   sentence   shall   include,   without

limitation,  (i)  all  registration  and  filing  fees  (including,  without  limitation,  fees  and expenses  of  the  Company’s  counsel  and  independent  registered  public  accountants)  (A)

with  respect  to  filings  made  with  the  Commission,  (B)  with  respect  to  filings  required  to be  made  with  any  Trading  Market  on  which  the  Common  Stock  is  then  listed  for  trading,

and  (C)  in  compliance  with  applicable  state  securities  or  Blue  Sky  laws  reasonably

agreed   to   by   the   Company   in   writing   (including,   without   limitation,   fees   and

disbursements  of  counsel  for  the  Company  in  connection  with  Blue  Sky  qualifications  or

exemptions   of   the   Registrable   Securities),   (ii)   printing   expenses   (including,   without

limitation,  expenses  of  printing  certificates  for  Registrable  Securities),  (iii)  messenger,

telephone   and   delivery   expenses,   (iv)   fees   and   disbursements   of   counsel   for   the

Company,   (v)   Securities   Act   liability   insurance,   if   the   Company   so   desires   such

insurance,  and  (vi)  fees  and  expenses  of  all  other  Persons  retained  by  the  Company  in connection  with  the  consummation  of  the  transactions  contemplated  by  this  Agreement.

In  addition,  the  Company  shall  be  responsible  for  all  of  its  internal  expenses  incurred  in connection  with  the  consummation  of  the  transactions  contemplated  by  this  Agreement

(including,  without  limitation,  all  salaries  and  expenses  of  its  officers  and  employees performing  legal  or  accounting  duties),  the  expense  of  any  annual  audit  and  the  fees  and expenses  incurred  in  connection  with  the  listing  of  the  Registrable  Securities  on  any

securities exchange as required hereunder.   In no  event shall the Company be responsible

for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.

Indemnification.

(a)

Indemnification     by     the     Company.     The     Company     shall,

notwithstanding  any  termination  of  this  Agreement,  indemnify  and  hold  harmless each  Holder,  the  officers,  directors,  members,  partners,  agents,  brokers  (including brokers  who  offer  and  sell  Registrable  Securities  as  principal  as  a  result  of  a

pledge   or   any   failure   to   perform   under   a   margin   call   of   Common   Stock),

investment  advisors  and  employees  (and  any  other  Persons  with  a  functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or  any  other  title)  of  each  of  them,  each  Person  who  controls  any  such  Holder

(within  the  meaning  of  Section  15  of  the  Securities  Act  or  Section  20  of  the

Exchange Act) and the officers, directors, members, stockholders, partners, agents and  employees  (and  any  other  Persons  with  a  functionally  equivalent  role  of  a

Person  holding  such  titles,  notwithstanding  a  lack  of  such  title  or  any  other  title)

of  each  such  controlling  Person,  to  the  fullest  extent  permitted  by  applicable  law,

from  and  against  any  and  all  losses,  claims,  damages,  liabilities,  costs  (including,

without   limitation,   reasonable   attorneys’   fees)   and   expenses   (collectively,

“Losses”),  as  incurred,  arising  out  of  or  relating  to  (1)  any  untrue  or  alleged untrue  statement  of  a  material  fact  contained  in  a  Registration  Statement,  any

Prospectus  or  any  form  of  prospectus  or  in  any  amendment  or  supplement  thereto or  in  any  preliminary  prospectus,  or  arising  out  of  or  relating  to  any  omission  or alleged  omission  of  a  material  fact  required  to  be  stated  there in  or  necessary  to make  the  statements  therein  (in  the  case  of  any  Prospectus  or  supplement  thereto,

in  light  of  the  circumstances  under  which  they  were  made)  not  misleading  or  (2)

any  violation  or  alleged  violation  by  the  Company  of  the  Securities  Act,  the

Exchange  Act  or  any  state  securities  law,  or  any  rule  or  regulation  thereunder,  in connection  with  the  performance  of  its  obligations  under  this  Agreement,  except to  the  extent,  but  only  to  the  extent,  that  (i)  such  untrue  statements  or  omissions are  based  solely  upon  information  regarding  such  Holder  furnished  in  writing  to the  Company  by  such  Holder  expressly  for  use  therein,  or  to  the  extent  that  such

information   relates   to   such   Holder   or   such   Holder’s   proposed   method   of

distribution of Registrable Securities and was reviewed and expressly approved in

writing   by   such   Holder   expressly   for   use   in   a   Registration   Statement,   such

Prospectus  or  in  any  amendment  or  supplement  thereto  (it  being  understood  that the  Holder  has  approved Annex  A  hereto  for  this purpose)  or (ii)  in the  case  of  an occurrence  of  an  event  of  the  type  specified  in  Section  3(d)(iii)-(vi),  the  use  by such  Holder  of  an  outdated,  defective  or  otherwise  unavailable  Prospectus  after the  Company  has  notified  such  Holder  in  writing  that  the  Prospectus  is  outdated,

defective  or  otherwise  unavailable  for  use  by  such  Holder  and  prior  to  the  receipt

by  such  Holder  of  the  Advice  contemplated  in  Section  6(d).   The  Company  shall

notify   the   Holders   promptly   of   the   institution,   threat   or   assertion   of   any

Proceeding  arising  from  or  in  connection  with  the  transactions  contemplated  by this  Agreement  of  which  the  Company  is  aware.  Such  indemnity  shall  remain  in full  force  and  effect  regardless  of  any  investigation  made  by  or  on  behalf  of  such indemnified  person  and  shall  survive  the  transfer  of  any  Registrable  Securities  by any of the Holders in accordance with Section 6(h).

(b)

Indemnification  by  Holders.  Each  Holder  shall,  severally  and  not jointly,  indemnify  and  hold  harmless  the  Company,  its  directors,  officers,  agents and  employees,  each  Person  who  controls  the  Company  (within  the  meaning  of

Section  15  of  the  Securities  Act  and  Section  20  of  the  Exchange   Act),  and  the

directors,  officers,  agents  or  employees  of  such  controlling  Persons,  to  the  fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent  arising  out  of  or  based  solely  upon:  any  untrue  or  alleged  untrue  statement of  a  material  fact  contained  in  any  Registration  Statement,  any  Prospectus,  or  in

any amendment or supplement thereto or in any preliminary prospectus, or arising out  of  or  relating  to  any  omission  or  alleged  omission  of  a  material  fact  required to be stated therein or necessary to make the statements therein (in the case of any

Prospectus  or  supplement  thereto,  in  light  of  the  circumstances  under  which  they were  made)  not  misleading  (i)  to  the  extent,  but  only  to  the  extent,  that  such untrue  statement  or  omission  is  contained  in  any  information  so  furnished  in

writing   by   such   Holder   to   the   Company   expressly   for   inclusion   in   such

Registration  Statement  or  such  Prospectus  or  (ii)  to  the  extent,  but  only  to  the extent,  that  such  information  relates  to  such  Holder’s  information  provided  in  the

Selling   Stockholder   Questionnaire   or   the   proposed   method   of   distribution   of

Registrable  Securities  and  was  reviewed  and  expressly  approved  in  writing  by such  Holder  expressly  for  use  in  a  Registration  Statement  (it  being  understood that  the  Holder  has  approved  Annex  A  hereto  for  this  purpose),  such  Prospectus

or  in  any  amendment  or  supplement  thereto.   In  no  event  shall  the  liability  of  a

selling Holder be greater in amount than the dollar amount of the proceeds (net of all  expenses  paid  by  such  Holder  in  connection  with  any  claim  relating  to  this

Section   5   and   the  amount   of   any   damages   such   Holder   has   otherwise   been

required  to  pay  by  reason  of  such  untrue  statement  or  omission)  received  by  such

Holder  upon  the  sale  of  the  Registrable  Securities  included  in  the  Registration

Statement giving rise to such indemnification obligation.

(c)

Conduct  of  Indemnification  Proceedings.  If  any  Proceeding  shall be  brought  or  asserted  against  any  Person  entitled  to  indemnity  hereunder  (an

“Indemnified  Party”),  such  Indemnified  Party  shall  promptly  notify  the  Person from  whom  indemnity  is  sought  (the  “Indemnifying  Party”)  in  writing,  and  the

Indemnifying  Party  shall  have  the  right  to  assume  the  defense  thereof,  including the  employment  of  counsel  reasonably  satisfactory  to  the  Indemnified  Party  and the  payment  of  all  fees  and  expenses  incurred  in  connection  with  defense  thereof,

provided  that  the  failure  of  any  Indemnified  Party  to  give  such  notice  shall  not relieve  the  Indemnifying  Party  of  its  obligations  or  liabilities  pursuant  to  this

Agreement,  except  (and  only)  to  the  extent  that  it  shall  be  finally  determined  by  a court  of  competent  jurisdiction  (which  determination  is  not  subject  to  appeal  or further  review)  that  such  failure  shall  have  materially  and  adversely  prejudiced the Indemnifying Party.

An  Indemnified  Party  shall  have  the  right  to  employ  separate  counsel  in any  such  Proceeding  and  to  participate  in  the  defense  thereof,  but  the  fees  and expenses  of  such  counsel  shall  be  at  the  expense  of  such  Indemnified  Party  or

Parties  unless:   (1)  the  Indemnifying  Party  has  agreed  in  writing  to  pay  such  fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such

Indemnified  Party  in  any  such  Proceeding,  or  (3)  the  named  parties  to  any  such

Proceeding   (including   any   impleaded   parties)   include   both   such   Indemnified

Party  and  the  Indemnifying  Party,  and  counsel  to  the  Indemnified  Party  shall reasonably  believe  that  a  material  conflict  of  interest  is  likely  to  exist  if  the  same counsel  were  to  represent  such  Indemnified  Party  and  the  Indemnifying  Party  (in which  case,  if  such  Indemnified  Party  notifies  the  Indemnifying  Party  in  writing that it elects to employ separate counsel at the expense of the Indemnifying Party,

the  Indemnifying  Party  shall  not  have  the  right  to  assume  the  defense  thereof  and the  reasonable  fees  and  expenses  of  no  more  than  one  separate  counsel  shall  be  at

the  expense  of  the  Indemnifying  Party).    The  Indemnifying  Party   shall  not  be

liable  for  any  settlement  of  any  such  Proceeding  effected  witho ut  its  written

consent,   which   consent   shall   not   be   unreasonably   withheld   or   delayed.     No

Indemnifying  Party  shall,  without  the  prior  written  consent  of  the  Indemnified

Party,  effect  any  settlement  of  any  pending  Proceeding  in  respect  of  which  any

Indemnified  Party  is  a  party,  unless  such  settlement  includes  an  unconditional release  of  such  Indemnified  Party  from  all  liability  on  claims  that  are  the  subject matter of such Proceeding.

Subject  to  the  terms  of  this  Agreement,  all  reasonable  fees  and  expenses of  the  Indemnified  Party  (including  reasonable  fees  and  expense s  to  the  extent incurred  in  connection  with  investigating  or  preparing  to  defend  such  Proceeding in  a  manner  not  inconsistent  with  this  Section)  shall  be  paid  to  the  Indemnified

Party,   as  incurred,  within   ten  Trading   Days   of  written   notice  thereof  to  the

Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the  Indemnifying  Party  for  that  portion  of  such  fees  and  expenses  applicable  to such  actions  for  which  such  Indemnified  Party  is  finally  determined  by  a  court  of competent  jurisdiction  (which  determination  is  not  subject  to  appeal  or  further review) not to be entitled to indemnification hereunder.

(d)

Contribution.  If  the  indemnification  under  Section  5(a)  or  5(b)  is unavailable  to  an  Indemnified  Party  or  insufficient  to  hold  an  Indemnified  Party harmless  for  any  Losses,  then  each  Indemnifying  Party  shall  contribute  to  the amount  paid  or  payable  by  such  Indemnified  Party,  in  such  proportion  as  is appropriate  to  reflect  the  relative  fault  of  the  Indemnifying  Party  and  Indemnified

Party  in  connection  with  the  actions,  statements  or  omissions  that  resulted  in  such

Losses as well as any other relevant equitable considerations. The relative fault of such  Indemnifying  Party  and  Indemnified  Party  shall  be  determined  by  reference to,  among  other  things,  whether  any  action  in  question,  including  any  untrue  or alleged  untrue  statement  of  a  material  fact  or  omission  or  alleged  omission  of  a material  fact,  has  been  taken  or  made  by,  or  relates  to  information  supplied  by,

such  Indemnifying  Party  or  Indemnified  Party,  and  the  parties’  relative  intent,

knowledge,  access  to  information  and  opportunity  to  correct  or  prevent  such

action,  statement  or  omission.   The  amount  paid  or  payable  by  a  party  as  a  result of  any  Losses  shall  be  deemed  to  include,  subject  to  the  limita tions  set  forth  in this  Agreement,  any  reasonable  attorneys’  or  other  fees  or  expenses  incurred  by such party in connection with any Proceeding to the extent such party would have been  indemnified  for  such  fees  or  expenses  if  the  indemnification  provided  for  in this Section was available to such party in accordance with its terms.

The   parties   hereto   agree   that   it   would   not   be   just   and   equitable   if

contribution  pursuant  to  this  Section  5(d)  were  determined  by  pro  rata  allocation or  by  any  other  method  of  allocation  that  does  not  take  into  account  the  equitable

considerations  referred  to  in  the  immediately  preceding  paragraph.   In  no  event

shall the contribution obligation of a Holder of Registrable Securities be greater in amount  than  the  dollar  amount  of  the  proceeds  (net  of  all  expenses  paid  by  such

Holder  in  connection  with  any  claim  relating  to  this  Section  5  and  the  amount  of any  damages  such  Holder  has  otherwise  been  required  to  pay  by  reason  of  such untrue  or  alleged  untrue statement  or  omission  or  alleged  omission) received by it

upon   the   sale   of   the   Registrable   Securities   giving   rise   to   such   contribution

obligation.

The  indemnity  and  contribution  agreements  contained  in  this  Section  are

in   addition   to   any   liability   that   the   Indemnifying   Parties   may   have   to   the

Indemnified Parties.

6.

Miscellaneous.

(a)

Remedies.  In the event of a breach by the Company or by a Holder of any of  their respective  obligations  under  this  Agreement,  each  Holder  or the  Company,  as  the case  may  be,  in  addition  to  being  entitled  to  exercise  all  rights  granted  by  law  and  under this  Agreement,  including  recovery  of  damages,  shall  be  entitled  to  specific  performance

of  its  rights  under  this  Agreement.   Each  of  the  Company  and  each  Holder  agrees  that

monetary  damages  would  not  provide  adequate  compensation  for  any  losses  incurred  by reason  of  a  breach  by  it  of  any  of  the  provisions  of  this  Agreement  and  hereby  further agrees  that,  in  the  event  of  any  action  for  specific  performance  in  respect  of  such  breach,

it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)

No  Piggyback  on  Registrations;  Prohibition  on  Filing  Other  Registration

Statements.   Except  as  set  forth  on  Schedule  6(b)  attached  hereto,  neither  the  Company nor  any  of  its  security  holders  (other  than  the  Holders  in  such  capacity  pursuant  hereto)

may  include  securities  of  the  Company  in  any  Registration  Statements  other  than  the

Registrable Securities.   The Company shall not file any other registration statements until all  Registrable  Securities  are  registered  pursuant  to  a  Registration  Statement  that  is declared  effective  by  the  Commission,  provided  that  this  Section  6(b)  shall  not  prohibit the  Company  from  filing  amendments  to  registration  statements  filed  prior  to  the  date  of this Agreement.

(c)

[RESERVED]

(d)

Discontinued  Disposition.    By  its  acquisition  of  Registrable  Securities,

each  Holder  agrees  that,  upon  receipt  of  a  notice  from  the  Company  of  the  occurrence  of

any   event  of   the   kind   described  in   Section  3(d)(iii)  through   (vi),  such   Holder   will

forthwith  discontinue  disposition  of  such  Registrable  Securities  under  a  Registration

Statement until it is advised in writing (the “Advice”) by the  Company that the use of the applicable  Prospectus  (as  it  may  have  been  supplemented  or  amended)  may  be  resumed.

The  Company  will  use  its  best  efforts  to  ensure  that  the  use  of  the  Prospectus  may  be

resumed  as  promptly  as  is  practicable.   The  Company  agrees  and  acknowledges  that  any

periods   during   which   the   Holder   is   required   to   discontinue   the   disposition   of   the

Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(e)

Piggy-Back  Registrations.  If,  at  any  time  during  the  Effectiveness  Period,

there  is  not  an  effective  Registration  Statement  covering  all  of  the  Registrable  Securities and  the  Company  shall  determine  to  prepare  and  file  with  the  Commission  a  registration statement  relating  to  an  offering  for  its  own  account  or  the  account  of  others  under  the

Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as

promulgated   under   the   Securities   Act)   or   their   then   equivalents   relating   to   equity

securities  to  be  issued  solely  in  connection  with  any  acquisition  of  any  entity  or  business or  equity  securities  issuable  in  connection  with  the  Company’s  stock  option  or  other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice,

any   such   Holder   shall   so   request   in   writing,   the   Company   shall   include   in   such

registration  statement  all  or  any  part  of  such  Registrable  Securities  such  Holder  requests to  be  registered;  provided,  however,  that  the  Company  shall  not  be  required  to  register

any   Registrable   Securities   pursuant   to   this   Section   6(e)   that   are   eligible   for   resale

pursuant   to   Rule   144   (without   volume   restrictions   or   current   public   information

requirements)  promulgated  by  the  Commission  pursuant  to  the  Securities  Act  or  that  are the  subject  of  a  then  effective  Registration  Statement  that  is  available  for  resales  or  other dispositions by such Holder.

(f)

Amendments  and  Waivers.  The  provisions  of  this  Agreement,  including the  provisions  of  this  sentence,  may  not  be  amended,  modified  or  supplemented,  and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the  then  outstanding  Registrable  Securities  (for  purposes  of  clarification,  this  includes

any   Registrable   Securities   issuable   upon   exercise   or   conversion   of   any   Security),

provided   that,   if   any   amendment,   modification   or   waiver   disproportionately   and

adversely  impacts  a  Holder  (or  group  of  Holders),  the  consent  of  such  disproportionately

impacted  Holder  (or  group  of  Holders)  shall  be  required.    If  a  Registration  Statement

does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered  for  each  Holder  shall  be  reduced  pro  rata  among  all  Holders  and  each  Holder shall  have  the  right  to  designate  which  of  its  Registrable  Securities  shall  be  omitted  from such  Registration  Statement.  Notwithstanding  the  foregoing,  a  waiver  or  consent  to depart  from  the  provisions  hereof  with  respect  to  a  matter  that  relates  exclusively  to  the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of  other  Holders  may  be  given  only  by  such  Holder  or  Holders  of  all  of  the  Registrable

Securities to which such waiver or consent relates; provided, however, that the provisions of  this  sentence  may  not  be  amended,  modified,  or  supplemented  except  in  accordance

with  the  provisions  of  the  first   sentence  of  this  Section  6(f).  No  consideration  shall  be offered  or  paid  to  any  Person  to  amend  or  consent  to  a  waiver  or  modification  of  any provision  of  this  Agreement  unless  the  same  consideration  also  is  offered  to  all  of  the parties to this Agreement.

(g)

Notices.   Any   and   all   notices   or   other   communications   or   deliveries

required  or  permitted  to  be  provided  hereunder  shall  be  delivered  as  set  forth  in  the

Purchase Agreement.

(h)

Successors  and  Assigns.  This  Agreement  shall  inure  to  the  benefit  of  and be  binding  upon  the  successors  and  permitted  assigns  of  each  of  the  parties  and  shall inure  to  the  benefit  of  each  Holder.  The  Company  may  not  assign  (except  by  merger)  its rights  or  obligations  hereunder  without  the  prior  written  consent  of  all  of  the  Holders  of

the  then  outstanding  Registrable  Securities.    Each  Holder  may  assign  their  respective

rights  hereunder  in  the  manner  and  to  the  Persons  as  permitted  under  Section  5.7  of  the

Purchase Agreement.

(i)

No   Inconsistent   Agreements.   Neither   the   Company   nor   any   of   its

Subsidiaries  has  entered,  as  of  the  date  hereof,  nor  shall  the  Company  or  any  of  its

Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to  its  securities,  that  would  have  the  effect  of  impairing  the  rights  granted  to  the  Holders

in  this  Agreement  or  otherwise  conflicts  with  the  provisions  hereof.   Except  as  set  forth

on  Schedule  6(i),  neither  the  Company  nor  any  of  its  Subsidiaries  has  previously  entered into  any  agreement  granting  any  registration  rights  with  respect  to  any  of  its  securities  to any Person that have not been satisfied in full.

(j)

Execution  and  Counterparts.  This  Agreement  may  be  executed  in  two  or more counterparts, all of which when taken together shall be considered one and the same agreement  and  shall  become  effective  when  counterparts  have  been  signed  by  each  party and  delivered  to  the  other  party,  it  being  understood  that  both  parties  need  not  sign  the

same  counterpart.   In  the  event  that  any  signature  is  delivered  by  facsimile  transmission or  by  e-mail  delivery  of  a  “.pdf”  format  data  file,  such  signature  shall  create  a  valid  and binding  obligation  of the  party  executing  (or  on  whose  behalf  such  signature  is  executed)

with  the  same  force  and  effect  as  if  such  facsimile  or  “.pdf”  signature  page  were  an original thereof.

(k)

Governing   Law.     All   questions   concerning   the   construction,   validity,

enforcement  and  interpretation  of  this  Agreement  shall  be  determined  in  accordance  with the provisions of the Purchase Agreement.

(l)

Cumulative  Remedies.  The  remedies  provided  herein  are  cumulative  and not exclusive of any other remedies provided by law.

(m)

Severability.   If   any   term,   provision,   covenant   or   restriction   of   this

Agreement  is  held  by  a  court  of  competent  jurisdiction  to  be  invalid,  illegal,  void  or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein  shall  remain  in  full  force  and  effect  and  shall  in  no  way  be  affected,  impaired  or invalidated,  and  the  parties  hereto  shall  use  their  commercially  reasonable  efforts  to  find and  employ  an  alternative  means  to  achieve  the  same  or  substantially  the  same  result  as that  contemplated  by  such  term,  provision,  covenant  or  restriction.  It  is  hereby  stipulated

and   declared   to   be   the   intention   of   the   parties   that   they   would   have   executed   the

remaining  terms,  provisions,  covenants  and  restrictions  without  including  any  of  such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)

Headings.  The  headings  in  this  Agreement  are  for  convenience  only,  do not  constitute  a  part  of  the  Agreement  and  shall  not  be  deemed  to  limit  or  affect  any  of the provisions hereof.

(o)

Independent  Nature  of  Holders’  Obligations  and  Rights.  The  obligations of  each  Holder  hereunder  are  several  and  not  joint  with  the  obligations  of  any  other

Holder  hereunder,  and  no  Holder  shall  be  responsible  in  any  way  for  the  performance  of the  obligations  of  any  other  Holder  hereunder.  Nothing  contained  herein  or  in  any  other agreement  or  document  delivered  at  any  closing,  and  no  action  taken  by  any  Holder pursuant  hereto  or  thereto,  shall  be  deemed  to  constitute  the  Holders  as  a  partnership,  an association,  a  joint  venture  or  any  other  kind  of  group  or  entity,  or  create  a  presumption that  the  Holders  are  in  any  way  acting  in  concert  or  as  a  group  or  entity  with  respect  to such obligations or the transactions contemplated by this Agreement or any other matters,

and  the  Company  acknowledges  that  the  Holders  are  not  acting  in  concert  or  as  a  group,

and  the  Company  shall  not  assert  any  such  claim,  with  respect  to  such  obligations  or transactions.  Each  Holder  shall  be  entitled  to  protect  and  enforce  its  rights,  including without  limitation  the  rights  arising  out  of  this  Agreement,  and  it  shall  not  be  necessary for  any  other  Holder  to  be  joined  as  an  additional  party  in  any  proceeding  for  such purpose.  The  use  of  a  single  agreement  with  respect  to  the  obligations  of  the  Company contained  was  solely  in  the  control  of  the  Company,  not  the  action  or  decision  of  any

Holder,  and  was  done  solely  for  the  convenience  of  the  Company  and  not  because  it  was

required  or  requested  to  do  so  by  any  Holder.   It  is  expressly  understood  and  agreed  that

each  provision  contained  in  this  Agreement  is  between  the  Company  and  a  Holder,

solely,  and  not  between  the  Company  and  the  Holders  collectively  and  not  between  and among Holders.

********************

(Signature Pages Follow)

IN  WITNESS  WHEREOF,  the  parties  have  executed  this  Registration  Rights

Agreement as of the date first written above.

PARALLAX HEALTH SCIENCES, INC.

By:__________________________________________

Name:

Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO PRLX RRA]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of  their  securities  covered  hereby  on  the  principal  Trading  Market  or  any  other  stock exchange,  market  or  trading  facility  on  which  the  securities  are  traded  or  in  private

 transactions.   These  sales  may  be  at  fixed  or  negotiated  prices.   A  Selling  Stockholder

may use any one or more of the following methods when selling securities:

•     ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•     block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•     purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•     an exchange distribution in accordance with the rules of the applicable exchange;

•     privately negotiated transactions;

•     settlement of short sales;

•     in transactions through broker-dealers that agree with the Selling

Stockholders to sell a specified number of such securities at a stipulated price per security;

•     through the writing or settlement of options or other hedging transactions,

whether through an options exchange or otherwise;

•     a combination of any such methods of sale; or

•     any other method permitted pursuant to applicable law.

The  Selling  Stockholders  may  also  sell  securities  under  Rule  144  or  any  other

exemption   from   registration   under   the   Securities   Act   of   1933,   as   amended   (the

“Securities Act”), if available, rather than under this prospectus.

Broker-dealers   engaged   by   the   Selling   Stockholders   may   arrange   for   other

brokers-dealers   to   participate   in    sales.     Broker-dealers   may  receive  commissions   or

discounts  from  the  Selling  Stockholders  (or,  if  any  broker-deal er  acts  as  agent  for  the purchaser  of  securities,  from  the  purchaser)  in  amounts  to  be  negotiated,  but,  except  as set  forth  in  a  supplement  to  this  Prospectus,  in  the  case  of  an  agency  transaction  not  in excess  of  a customary  brokerage  commission  in  compliance  with  FINRA  Rule  2440;  and in  the  case  of  a  principal  transaction  a  markup  or  markdown  in  compliance  with  FINRA

IM-2440.

In  connection  with  the  sale  of  the  securities  or  interests  therein,  the  Selling

Stockholders  may  enter  into  hedging  transactions  with  broker-dealers  or  other  financial institutions,  which  may  in  turn  engage  in  short  sales  of  the  securities  in  the  course  of

hedging  the  positions  they  assume.    The  Selling  Stockholders  may  also  sell  securities

short  and  deliver  these  securities  to  close  out  their  short  positions,  or  loan  or  pledge  the

securities   to   broker-dealers   that   in   turn   may   sell   these   securities.      The   Selling

Stockholders may also enter into option or other transactions with broker-dealers or other

financial   institutions   or   create   one   or   more   derivative   securities   which   require   the

delivery  to  such  broker-dealer  or  other  financial  institution  of  securities  offered  by  this prospectus,  which  securities  such  broker-dealer  or  other  financial  institution  may  resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The  Selling  Stockholders  and  any  broker-dealers  or  agents  that  are  involved  in selling  the  securities  may  be  deemed  to  be  “underwriters”  within  the  meaning  of  the

Securities Act in connection with such sales.  In such event, any commissions received by such  broker-dealers  or  agents  and  any  profit  on  the  resale  of  the  securities  purchased  by them  may  be  deemed  to  be  underwriting  commissions  or  discounts  under  the  Securities

Act.    Each  Selling  Stockholder  has  informed  the  Company  that  it  does  not  have  any written  or  oral  agreement  or  understanding,  directly  or  indirectly,  with  any  person  to distribute the securities.

The   Company   is   required   to   pay   certain   fees   and   expenses   incurred   by   the

Company  incident  to  the  registration  of  the  securities.    The  Company  has  agreed  to

indemnify the Selling Stockholders against certain losses, claims, damages and liabilities,

including liabilities under the Securities Act.

We  agreed  to  keep  this  prospectus  effective  until  the  earlier  of  (i)  the  date  on which  the  securities  may  be  resold  by  the  Selling  Stockholders  without  registration  and without  regard  to  any  volume  or  manner-of-sale  limitations  by  reason  of  Rule  144,

without  the  requirement  for  the  Company  to  be  in  compliance  with  the  current  public information  under  Rule 144  under  the  Securities Act  or  any  other rule  of similar  effect  or

(ii)  all  of  the  securities  have  been  sold  pursuant  to  this  prospectus  or  Rule  144  under  the

Securities  Act  or  any  other  rule  of  similar  effect.   The  resale  securities  will  be  sold  only

through   registered   or   licensed   brokers   or   dealers   if   required   under   applicable   state

securities  laws.  In  addition,  in  certain  states,  the  resale  securities  covered hereby  may  not be  sold  unless  they  have  been  registered  or  qualified  for  sale  in  the  applicable  state  or  an exemption  from  the  registration  or  qualification  requirement  is  available  and  is  complied with.

Under   applicable   rules   and   regulations   under   the   Exchange   Act,  any   person

engaged  in  the  distribution  of  the  resale  securities  may  not  simultaneously  engage  in market  making  activities  with  respect  to  the  common  stock  for  the  applicable  restricted

2

period,  as  defined  in  Regulation  M,  prior  to  the  commencement  of  the  distribution.   In

addition,   the   Selling   Stockholders   will   be   subject   to   applicable   provisions   of   the

Exchange  Act  and  the  rules  and  regulations  thereunder,  including  Regulation  M,  which

may   limit   the   timing   of   purchases   and   sales   of   the   common   stock   by   the   Selling

Stockholders  or  any  other  person.   We  will  make  copies  of  this  prospectus  available  to the  Selling  Stockholders  and  have  informed  them  of  the  need  to  deliver  a  copy  of  this prospectus  to  each  purchaser  at  or  prior  to  the  time  of  the  sale  (including  by  compliance with Rule 172 under the Securities Act).

3

SELLING SHAREHOLDERS

The  common  stock  being  offered  by  the  selling  shareholders  are  those  previously issued  to  the  selling  shareholders,  and  those  issuable  to  the  selling  shareholders,  upon

exercise  of  the  warrants.    For  additional  information  regarding   the  issuances  of  those

shares  of  common  stock  and  warrants,  see  “Private  Placement  of  Shares  of  Common

Stock  and  Warrants”  above.   We  are  registering  the  shares  of  common  stock  in  order  to permit the selling shareholders to offer the shares for resale from time to time.  Except for the  ownership  of  the  shares  of  common  stock  and  the  warrants,  the  selling  shareholders have not had any material relationship with us within the past three years.

The  table  below  lists  the  selling  shareholders  and  other  information  regarding  the beneficial  ownership  of  the  shares  of  common  stock  by  each  of  the  selling  shareholders.

The  second  column  lists  the  number  of  shares  of  common  stock  beneficially  owned  by each  selling  shareholder,  based  on  its  ownership  of  the  shares  of  common  stock  and warrants,  as  of  ________,  2019,  assuming  exercise  of  the  warrants  held  by  the  selling shareholders on that date, without regard to any limitations on exercises.

The   third   column   lists   the   shares   of   common   stock   being   offered   by   this

prospectus by the selling shareholders.

In  accordance  with  the  terms  of  a  registration  rights  agreement  with  the  selling shareholders,  this  prospectus  generally  covers  the  resale  of  the  sum  of  (i)  the  number  of shares  of  common  stock  issued  to  the  selling  shareholders  in  the  “Private  Placement  of

Shares  of  Common  Stock  and  Warrants”  described  above  and  (ii)  the  maximum  number of  shares  of  common  stock  issuable  upon  exercise  of  the  related  warrants,  determined  as if  the  outstanding  warrants  were  exercised  in  full  as  of  the  trading  day  immediately preceding  the  date  this  registration  statement  was  initially  filed  with  the  SEC,  each  as  of the  trading  day  immediately  preceding  the  applicable  date  of  determination  and  all subject  to  adjustment  as  provided  in  the  registration  right  agreement,  without  regard  to any limitations on the exercise of the warrants.  The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

Under  the  terms  of  the  warrants,  a  selling  shareholder  may  not  exercise  the warrants  to  the  extent  such  exercise  would  cause  such  selling  shareholder,  together  with its  affiliates  and  attribution  parties,  to  beneficially  own  a  number  of  shares  of  common stock  which  would  exceed  4.99%  of  our  then  outstanding  common  stock  following  such exercise,  excluding  for  purposes  of  such  determination  shares  of  common  stock  issuable upon exercise of the warrants which have not been exercised. The number of shares in the

second  column  does  not  reflect  this  limitation.    The  selling  shareholders  may  sell  all,

some or none of their shares in this offering.  See "Plan of Distribution."

4

Number of shares of

Maximum Number of

Number of shares of

Common Stock Owned

shares of Common Stock

Common Stock Owned

Name of Selling Shareholder

Prior to Offering

to be Sold Pursuant to this

After Offering

Prospectus

5

Annex C

PARALLAX HEALTH SCIENCES, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”)

of  Parallax  Health  Sciences,  Inc.,  a  Nevada  corporation  (the  “Company”),  understands

that   the   Company   has   filed   or   intends   to   file   with   the   Securities   and   Exchange

Commission  (the  “Commission”)  a  registration  statement  (the  “Registration  Statement”)

for  the  registration  and  resale  under  Rule  415  of  the  Securities  Act  of  1933,  as  amended

(the  “Securities  Act”),  of  the  Registrable  Securities,  in  accordance  with  the  terms  of  the

Registration  Rights  Agreement  (the  “Registration  Rights  Agreement”)  to  which  this

document is annexed.   A copy of the Registration Rights Agreement is available from the

Company upon request at the address set forth below.  All capitalized terms not otherwise

defined   herein   shall   have   the   meanings   ascribed   thereto   in   the   Registration   Rights

Agreement.

Certain legal  consequences  arise from being  named  as  a  selling stockholder in the

Registration  Statement  and  the  related  prospectus.   Accordingly,  holders  and  beneficial

owners  of  Registrable  Securities  are  advised  to  consult  their  own  securities  law  counsel regarding  the  consequences  of  being  named  or  not  being  named  as  a  selling  stockholder in the Registration Statement and the related prospectus.

NOTICE

The   undersigned   beneficial   owner   (the   “Selling   Stockholder”)   of   Registrable

Securities   hereby   elects   to   include   the   Registrable   Securities   owned   by   it   in   the

Registration Statement.

The   undersigned   hereby   provides   the   following   information   to   the   Company   and

represents and warrants that such information is accurate:

QUESTIONNAIRE

1.

Name.

(a)

Full Legal Name of Selling Stockholder

(b)

Full  Legal  Name  of  Registered  Holder  (if  not  the  same  as  (a)  above)

through which Registrable Securities are held:

(c)

Full Legal Name of Natural Control Person (which means a natural person who  directly  or  indirectly  alone  or  with  others  has  power  to  vote  or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

  Telephone:

  Fax:

  Contact Person:

3.  Broker-Dealer Status:

(a)

Are you a broker-dealer?

Yes   

No   

(b)

If  “yes”  to  Section  3(a),  did  you  receive  your  Registrable  Securities  as compensation for investment banking services to the Company?

Yes   

No   

Note:    If  “no”  to  Section  3(b),  the  Commission’s  staff  has  indicated  that  you should be identified as an underwriter in the Registration Statement.

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(c)

Are you an affiliate of a broker-dealer?

Yes   

No   

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the  Registrable  Securities  in  the  ordinary  course  of  business,  and  at  the time  of  the  purchase  of  the  Registrable  Securities  to  be  resold,  you  had  no agreements  or  understandings,  directly  or  indirectly,  with  any  person  to distribute the Registrable Securities?

Yes   

No   

Note:    If  “no”  to  Section  3(d),  the  Commission’s  staff  has  indicated  that  you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling

Stockholder.

Except  as  set  forth  below  in  this  Item  4,  the  undersigned  is  not  the  beneficial  or registered  owner  of  any  securities  of  the  Company  other  than  the  securities issuable pursuant to the Purchase Agreement.

(a)

Type  and  Amount  of  other  securities  beneficially  owned  by  the  Selling

Stockholder:

3

5.  Relationships with the Company:

Except   as   set   forth   below,   neither   the   undersigned   nor   any   of   its   affiliates,

officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material  relationship  with  the  Company  (or  its  predecessors  or  affiliates)  during the past three years.

State any exceptions here:

The   undersigned   agrees   to   promptly   notify   the   Company   of   any   material

inaccuracies  or  changes  in  the  information  provided  herein  that  may  occur  subsequent  to the  date  hereof  at  any  time  while  the  Registration  Statement  remains  effective;  provided,

that  the  undersigned  shall  not  be  required  to  notify  the  Company  of  any  changes  to  the number of securities held or owned by the undersigned or its affiliates.

By  signing  below,  the  undersigned  consents  to  the  disclosure  of  the  information contained herein in its answers to Items 1 through 5 and the inclusion of such information

in   the   Registration   Statement   and   the   related   prospectus   and   any   amendments   or

supplements  thereto.    The  undersigned  understands  that  such  information  will  be  relied

upon   by   the   Company   in   connection   with   the   preparation   or   amendment   of   the

Registration  Statement  and  the  related  prospectus  and  any  amendments  or  supplements thereto.

IN  WITNESS  WHEREOF  the  undersigned,  by  authority  duly  given,  has  caused this  Notice  and  Questionnaire to  be  executed  and delivered  either in person or by its duly authorized agent.

Date:

Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND

EXECUTED NOTICE AND QUESTIONNAIRE TO:

4